UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 16, 2013
(Date of earliest event reported)

NOVELOS THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-119366	04-3321804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Gateway Center, Suite 504
Newton, MA 02458
(Address of principal executive offices)

(617) 244-1616
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

A copy of the press release issued by us on May 16, 2013 providing a product pipeline update, including I-124-CLR1404 (LIGHT) positron emission tomography (PET) imaging agent for solid tumor indications, I-131-CLR1404 (HOT) cancer-targeted molecular radiotherapeutic for advanced solid tumors and CLR1502 (GLOW2) optical imaging agent for intraoperative tumor margin illumination in real-time and non-invasive tumor imaging, is furnished as Exhibit 99.1 and is incorporated by reference in this Item.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Number	Title

99.1	Press Release dated May 16, 2013 entitled “Novelos Therapeutics Provides Product Pipeline Update”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2013	NOVELOS THERAPEUTICS, INC.

	By:	/s/ Harry S. Palmin
Name: Harry S. Palmin Title: President and Chief Executive Officer

EXHIBIT INDEX

Number	Title

99.1	Press Release dated May 16, 2013 entitled “Novelos Therapeutics Provides Product Pipeline Update”